UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report:    July 18, 2006
(Date of Earliest Event Reported):    June 19, 2006

SCHNITZER STEEL INDUSTRIES, INC.
(Exact Name of Registrant as Specified in its Charter)

OREGON (State or Other Jurisdiction of Incorporation)	0-22496 (Commission File Number)	93-0341923 (I.R.S. Employer Identification No.)

3200 N.W. Yeon Ave. P.O. Box 10047 Portland, OR (Address of Principal Executive Offices)	97296-0047 (Zip Code)

Registrant’s Telephone Number, Including Area Code      (503) 224-9900

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

Schnitzer Steel Industries, Inc. (the “Company”) filed a Current Report on Form 8-K on June 23, 2006 (the “Original 8-K”) to furnish information under Item 4.02(a) with respect to, among other things, the decision to restate the unaudited condensed consolidated statements of operations for the three months ended November 30, 2005 included in the Company’s Quarterly Report on Form 10-Q (the “First Quarter 10-Q”) for the fiscal 2006 first quarter ended November 30, 2005 (the “First Quarter 2006”) and the unaudited condensed consolidated statements of operations for the six months ended February 28, 2006 included in the Company’s Quarterly Report on Form 10-Q (the “Second Quarter 10-Q”) for the fiscal 2006 second quarter ended February 28, 2006 (the “Second Quarter 2006”).

The purpose of this Amendment on Form 8-K/A is to supplement the disclosure in the Original 8-K with the following: (i) the Audit Committee of the Company’s Board of Directors has concluded that the following previously reported consolidated financial statements should no longer be relied on because of the need to restate certain items set forth therein: the consolidated statements of cash flows for the fiscal years ended August 31, 2003, August 31, 2004 and August 31, 2005 included in the Company’s Annual Report on Form 10-K (the “2005 10-K”) for the fiscal year ended August 31, 2005 (the “Fiscal Year 2005”), the unaudited condensed consolidated statements of cash flows for the three months ended November 30, 2004 and November 30, 2005 included in the Company’s First Quarter 10-Q for the First Quarter 2006, the unaudited condensed consolidated statements of cash flows for the six months ended February 28, 2005 and February 28, 2006 included in the Company’s Second Quarter 10-Q for the Second Quarter 2006 and the unaudited condensed consolidated statements of cash flows for the nine months ended May 31, 2005; (ii) the Company has identified two errors relating to the Company’s previously reported statements of cash flows and will restate its consolidated financial statements for the aforementioned periods. The Company is in the process of quantifying the effect of these errors and will file its restated financial statements as soon as practicable; (iii) management of the Company has determined that at the end of the Fiscal Year 2005, First Quarter 2006, Second Quarter 2006 and the fiscal 2006 third quarter ended May 31, 2006 (the “Third Quarter 2006”) a material weakness existed in the Company’s internal control over financial reporting related to the cash flow presentation of cash received from interests in joint ventures and that an additional material weakness existed at the end of the First Quarter 2006, Second Quarter 2006 and Third Quarter 2006 related to the application and review of the completeness and accuracy of purchase accounting. The Company is continuing its assessment as to whether other deficiencies exist in its internal control over financial reporting; (iv) management of the Company has determined that as of the end of the Fiscal Year 2005 the Company’s internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”)) was not effective; and (v) the Company’s Chief Executive Officer and Chief Financial Officer have concluded that, as of the end of the Fiscal Year 2005, First Quarter 2006, Second Quarter 2006 and Third Quarter 2006, the Company’s disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) were not effective.

ITEM 4.02	NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

(a) On July 14, 2006, after being advised by Company management that management had identified errors in classification in the Company’s previously reported statements of cash flows with respect to (i) cash flows received from interests in certain joint ventures and (ii) treatment of cash acquired as part of the net assets in a purchase business combination, the Audit Committee of the Company’s Board of Directors concluded that the consolidated financial statements for the fiscal years ended August 31, 2003, August 31, 2004 and August 31, 2005, included in the Company’s Annual Report on Form 10-K for the year ended August 31, 2005, and the unaudited condensed consolidated financial statements for the three months ended November 30, 2004 and November 30, 2005, the six months ended February 28, 2005 and February 28, 2006 and the nine months ended May 31, 2005, included in the Company’s Quarterly Reports on Form 10-Q for the quarters ended May 31, 2005, November 30, 2005 and February 28, 2006, should no longer be relied on because of the need to restate certain items set forth therein.

The Company’s consolidated statements of cash flows for the fiscal years ended August 31, 2003, August 31, 2004 and August 31, 2005, and the unaudited condensed consolidated statements of cash flows for the three months ended November 30, 2004 and November 30, 2005, the six months ended February 28, 2005 and February 28, 2006 and the nine months ended May 31, 2005 will be restated. The Company will restate its unaudited condensed consolidated statement of cash flows for the nine months ended May 31, 2005 in its Quarterly Report on Form 10-Q for the quarter ended May 31, 2006. The Company had previously considered certain cash flows received from its joint ventures as returns of its investment and had therefore classified these cash flows as investing activities. However, the Company has now determined that certain of the cash flows from its joint ventures should have been considered a return on its investment and classified as an operating activity as distributions of (undistributed) equity in income of joint ventures.

The Company’s unaudited condensed consolidated statements of cash flows for the three months ended November 30, 2005 and the six months ended February 28, 2006 also will be restated because cash acquired as a part of the net assets in a purchase business combination was incorrectly classified as net cash provided by operations. The Company has now determined that these cash flows should be classified in net cash (used) provided by investing activities. Neither the accounting error that affected the condensed consolidated statements of operations, which was previously reported in the Original 8-K, nor the accounting errors in the Company’s consolidated statements of cash flows and unaudited condensed consolidated statements of cash flows, which are reported in this Amendment on Form 8-K/A, had any impact on the Company’s net income or net income per share in the previously reported consolidated statements of operations for the fiscal years ended August 31, 2003, August 31, 2004 and August 31, 2005 or in the previously reported unaudited condensed consolidated statements of operations for the three months ended November 30, 2004 and November 30, 2005, the three and six months ended February 28, 2005 and February 28, 2006, and the three and nine months ended May 31, 2005, nor was there any effect on the previously reported consolidated balance sheets as of August 31, 2004 and August 31, 2005, the previously reported unaudited condensed consolidated balance sheets as of May 31, 2005, November 30, 2005 and as of February 28, 2006, or the previously reported consolidated statements of shareholders’ equity for the years ended August 31, 2003, August 31, 2004 and August 31, 2005 or the previously reported unaudited condensed consolidated statements of shareholders’ equity for the nine months ended May 31, 2005, three months ended November 30, 2005, and six months ended February 28, 2006.

A material weakness is a control deficiency or combination of control deficiencies that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. The Company did not maintain effective controls over its reporting of cash flows related to its interests in joint ventures. Specifically, the Company did not maintain effective controls to ensure that certain cash flows received from its joint ventures as returns on investment were appropriately classified as net cash provided by operations as opposed to net cash provided by investing activities. This control deficiency resulted in the restatement of the Company’s consolidated financial statements for the fiscal years ended August 31, 2003, August 31, 2004, and August 31, 2005, and the unaudited condensed consolidated financial statements for the three months ended November 30, 2004 and November 30, 2005, the six months ended February 28, 2005 and February 28, 2006, and the nine months ended May 31, 2005 described herein. Additionally, this control deficiency could result in a misstatement of net cash provided by operations and net cash provided by investing activities that would result in a misstatement to the annual or interim consolidated financial statements that would not be prevented or detected. Accordingly, management has concluded that this control deficiency constitutes a material weakness.

Furthermore, the Company did not maintain effective controls over its application and review of the completeness and accuracy of purchase accounting. Specifically, the Company did not maintain effective controls to ensure that purchased business combinations were accurately recorded as of the acquisition date, in accordance with generally accepted accounting principles. The control deficiency resulted in the restatement of revenue, cost of goods sold, selling, general & administrative expense, interest expense, other income, net, income tax provision, and pre-acquisition interests, net of tax, in the condensed consolidated statements of operations. In addition to this error, which was identified in the original 8-K related to application and review of purchase accounting, management identified that cash acquired as part of the net assets in a purchase business combination was incorrectly classified as net cash provided by operations and should have been classified as investing activities in accordance with generally accepted accounting principles. These errors will result in the restatement of the audited condensed consolidated financial statements for the three months ended November 30, 2005 and six months ended February 28, 2006 described herein. Additionally, this control deficiency could result in a misstatement of the aforementioned accounts and disclosures in the statement of operations and cash flows that would result in a material misstatement of the annual or interim consolidated financial statements that would not be prevented or detected. Accordingly, management has concluded that this control deficiency constitutes a material weakness.

Due to the material weakness in internal control over financial reporting that existed as of the end of the Fiscal Year 2005, management of the Company has determined that as of the end of the Fiscal Year 2005 the Company’s internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) was not effective. In the Company’s 2005 Form 10-K that was filed on November 14, 2005, Management’s Report on Internal Control Over Financial Reporting (“Management’s 2005 Report”), previously concluded that the Company maintained effective internal control over financial reporting as of August 31, 2005. In connection with this restatement, the Company’s management has re-evaluated the effectiveness of its internal control over financial reporting as of August 31, 2005 and determined that the Company did not maintain effective internal control over financial reporting as of August 31, 2005 due to the material weaknesses described above and that Management’s 2005 Report should no longer be relied upon. Due to the material weaknesses in internal control over financial reporting that existed as of the end of the Fiscal Year 2005, First Quarter 2006, Second Quarter 2006 and Third Quarter 2006 and due to the Company’s determination that it did not timely file with the SEC financial statements of the businesses it acquired through the termination and separation of its joint ventures with HNC on September 30, 2005, as required under Rule 3-05 and Article 11 of Regulation S-X, the Company’s Chief Executive Officer and Chief Financial Officer have concluded that, as of the end of the Fiscal Year 2005, First Quarter 2006, Second Quarter 2006 and Third Quarter 2006 the Company’s disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) were not effective.

The Company’s management, including the Company’s Chief Financial Officer and its Corporate Controller, who serves as the principal accounting officer, and its Audit Committee, have discussed the matters described above in this Item 4.02(a) with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm. The Company intends to file an amended 2005 10-K, an amended fiscal 2006 First Quarter 10-Q, an amended fiscal 2006 Second Quarter 10-Q and the Company’s Quarterly Report on Form 10-Q for Third Quarter 2006, which filings will include restatements of the aforementioned statements of cash flows, prior to the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2006. The Company is continuing its assessment as to whether other deficiencies exist in its internal control over financial reporting.

Forward-looking statements

Certain statements in this Amendment on Form 8-K/A are “forward-looking statements” within the meaning of U.S. federal securities laws. The Company intends that these statements be covered by the safe harbors created under these laws. These forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by the forward-looking statements. These forward-looking statements include, but are not limited to, statements about the Company’s plans to restate certain previously reported results and to file an amended annual report on Form 10-K and amended quarterly reports on form 10-Q, as well as the expected timing thereof. Certain factors could cause actual results to differ materially from the information set forth in these forward-looking statements, some of which are discussed in the Company’s most recent annual report on Form 10-K and its most recent quarterly report on Form 10-Q. Many of these factors and events are beyond the Company’s ability to control or predict. Given these uncertainties, readers are cautioned not to place undue reliance on the forward-looking statements, which only speak as of the date of this Amendment on Form 8-K/A. The Company does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of this Amendment on Form 8-K/A or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHNITZER STEEL INDUSTRIES, INC.
(Registrant)

Dated: July 18, 2006	By:	/s/ Gregory J. Witherspoon
Name: Gregory J. Witherspoon
Title: Chief Financial Officer